                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)          August 30, 2000


                            MAGNA ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
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                 (State or Other Jurisdiction of Incorporation)


  000-30578                                           98-0208374
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(Commission File Number)                 (I.R.S. Employer Identification No.)


2001 Wilshire Boulevard, Suite 400, Santa Monica, California, USA        90403
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                (Address of Principal Executive Offices)              (Zip Code)


                                 (310) 829-9907
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              (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if changed Since Last Report)


ITEM 5. OTHER EVENTS

On August 30, 2000, the Registrant issued a press release in which the Registrant announced that it had executed a definitive agreement to acquire Bay Meadows Operating Company, L.L.C. ("Bay Meadows") in San Mateo, California and also received approval from the California Horse Racing Board of the acquisition. Subject to anti-trust approvals, the transaction is scheduled to close in mid to late November, 2000


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 Copy of Registrant's press release dated August 30, 2000 is attached as Exhibit 1.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MAGNA ENTERTAINMENT CORP.
                                              (Registrant)

Date: August 30, 2000                    by: /s/ J. Brian Colburn
                                            ----------------------------
                                             J. Brian Colburn, Secretary
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                                                                       EXHIBIT 1
MAGNA ENTERTAINMENT CORP.

                                                 2001 Wilshire Blvd., Suite 400
                                                 Santa Monica, CA 90403
                                                 Tel:  (310) 829-9907
                                                 Fax:  (310) 453-1885
                                                 Website: magnaentertainment.com



                                  PRESS RELEASE


              MAGNA ENTERTAINMENT CORP. ANNOUNCES CALIFORNIA HORSE
               RACING BOARD APPROVAL OF ACQUISITION OF BAY MEADOWS
               ---------------------------------------------------


August 30, 2000, Santa Monica, California......Magna Entertainment Corp. ("MEC")
(NASDAQ: MIEC,TSE: MIE.A, MEH) today announced that it has executed a definitive agreement to acquire Bay Meadows Operating Company, L.L.C. ("Bay Meadows") in San Mateo, California for $24.1 million in cash and also has received approval from the California Horse Racing Board ("Board") of the acquisition. The terms of the transaction allow MEC to conduct racing at the existing Bay Meadows facility in San Mateo for two (2) years after completion of the acquisition while the PaineWebber Real Estate Group completes its master plan and entitlements for development of the existing racetrack property. Subject to anti-trust approvals, this transaction is expected to close in mid to late November 2000. MEC believes that the transaction, when completed, will be accretive to its earnings in 2001 given its opportunity to maximize operational synergies between Bay Meadows and Golden Gate Fields.

Mark B. Feldman, President & Chief Executive Officer of MEC, stated: "We are grateful that the Board has approved the transaction, and believe that our ownership of both Bay Meadows and Golden Gate Fields - the two premier racing venues in Northern California - is in the best interest of not only MEC, but of the state's horse industry community and horse racing fans as well. With approval of this transaction, Northern California will become a cornerstone of our plans to develop the world's finest horse racing and family entertainment venue.

The addition of Bay Meadows addresses our objective of creating a twelve month racing calendar, by adding outstanding fall racing to complement our existing premier winter meets at Santa Anita and Gulfstream Parks. The twelve month schedule will also help to decrease the seasonality of earnings."
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                                      - 2 -

MEC will continue its work on improving the Golden Gate Fields premises, complying with prior commitments to the Board and the racing industry, and improving the overall customer's experience.

Magna Entertainment Corp., one of the largest operators of premier horse racetracks in the United States, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations. These racetracks, which include Santa Anita Park and Golden Gate Fields in California, Gulfstream Park in Florida, Remington Park in Oklahoma, Thistledown in Ohio and Great Lakes Downs in Michigan, accounted for 23% of the amounts wagered on pari-mutuel racing in the United States in 1999. Magna Entertainment Corp. is also developing racing and sports products for multi-media distribution via interactive cable, satellite, and broadcast television, and the Internet as well as certain leisure and retail-based real estate projects. (www.magnaentertainment.com)

This press release contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Act provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that these statements represent our judgment concerning the future and are subject to risks and uncertainties that could cause our actual operating results and financial condition to differ materially. Forward-looking statements are typically identified by the use of terms such as "may," "will," "expect," "anticipate," "estimate," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: the impact of competition from operators of other racetracks and from other forms of gaming (including from Internet and on-line wagering); a substantial change in law or regulations affecting our gaming activities; a substantial change in allocation of live racing days; our continued ability to effectively compete for the country's top horses and trainers necessary to field high-quality horse racing; our continued ability to complete expansion projects designed to generate new revenues and attract new patrons; our ability to sell some of our real estate when we need to or at a price we want; the impact of inclement weather; and our ability to integrate recent racetrack acquisitions.

For more information contact:

David A. Mitchell, Executive VP & CFO
Magna Entertainment Corp.
2001 Wilshire Blvd., Suite 400
Santa Monica, CA  90403
(310) 829-9907